UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2019

Kontoor Brands, Inc.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)

(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2019, the board of directors (the “Board”) of Kontoor Brands, Inc. (the “Company”) voted to increase the size of the Board from six directors to seven directors and approved the appointment of Mr. Rich Williams to the Board as a Class II director, with a term expiring at the Company’s second annual general meeting, effective immediately. Mr. Williams, 45, has been appointed to serve on the Talent and Compensation Committee of the Board.

Mr. Williams has served as Chief Executive Officer and a member of the board of directors of Groupon, Inc. since November 2015. During his tenure at Groupon, Inc., he has served as Chief Operating Officer, President of North America and Senior Vice President of Marketing. Prior to joining Groupon, Inc., Mr. Williams held a variety of marketing leadership roles of increasing responsibility at Amazon.com, Inc. from January 2008 to June 2011, and spent nearly seven years in leadership positions at Experian plc in both sales and marketing. Mr. Williams holds a Bachelor of Arts in political science from the University of Southern California.

There are no arrangements or understandings pursuant to which Mr. Williams was appointed to the Board, and there are no transactions reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933 in connection with Mr. Williams’s appointment.

The Company and Mr. Williams are expected to enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.18 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on April 1, 2019.

The press release announcing the director appointment is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On June 20, 2019, the Company issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the three months ended March 30, 2019 and reaffirming full-year 2019 outlook and three-year financial roadmap. The press release is furnished as Exhibit 99.2 to this Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company, dated June 20, 2019, announcing the appointment of Mr. Rich Williams to its Board of Directors.
99.2	Press release issued by the Company, dated June 20, 2019, announcing the filing of Quarterly Report on Form 10-Q and reaffirming full year 2019 outlook and three-year financial roadmap.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.

Date: June 20, 2019	By:	/s/ Laurel Krueger
		Name:	Laurel Krueger
		Title:	Vice President, General Counsel & Corporate Secretary